Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert A. Archer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the annual report on Form 20-F of Great Panther Resources Limited for the fiscal year ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Great Panther Resources Limited.

Dated March 31, 2008.

/s/ Robert A. Archer
Robert A. Archer
President and Chief Executive Officer
(Principal Executive Officer)